UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     SS.240.14a-12


                          Berkeley Technology Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
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________________________________________________________________________________
     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
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________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

SEC 1913 (3-99)

                           BERKELEY TECHNOLOGY LIMITED
                          Minden House, 6 Minden Place
                           St. Helier, Jersey JE2 4WQ
                                 Channel Islands



                                 April 20, 2004


Dear ADR holder:

     You are cordially invited to attend the Annual General Meeting of Shareholders of Berkeley Technology Limited to be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Wednesday, August 4, 2004, at 9:00 a.m. local time.

     Details of the business to be conducted at the meeting are given in the attached Notice of Annual General Meeting of Shareholders and Proxy Statement.

     As an ADR holder you are not entitled to vote directly at the meeting, however, the ADR Depositary, The Bank of New York, is obligated to vote the shares it holds on your behalf in accordance with your instructions. Whether or not you plan to attend the meeting, it is important that your interests be represented and voted at the meeting. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York (in the accompanying envelope). In order for your proxy instructions to be valid, they must be received by The Bank of New York on or before July 28, 2004. You may revoke or amend your proxy for any reason provided that such change is received by The Bank of New York on or before July 28, 2004.

     Thank you for your interest in Berkeley Technology Limited.

Sincerely,


/S/R.W. Green

Ronald W. Green
Secretary

                           BERKELEY TECHNOLOGY LIMITED
                          Minden House, 6 Minden Place
                           St. Helier, Jersey JE2 4WQ
                                 Channel Islands


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS


To the ADR holders of Berkeley Technology Limited:

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Berkeley Technology Limited (the "Company") will be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Wednesday, August 4, 2004, at 9:00 a.m. local time, for the following purposes:

Ordinary  Business
1. To receive the report of the directors and the financial statements for the year ended December 31, 2003, together with the report of the independent auditors thereon.

2. To re-elect a director, The Viscount Trenchard, who is retiring by rotation.

3. To re-appoint BDO Stoy Hayward, LLP and BDO Seidman, LLP as independent auditors of the Company for the year ending December 31, 2004 and to authorize the directors to fix their remuneration.

Other Business
4.   To act on any other matters that may properly come before the meeting.

     The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting. To date, no shareholder proposals have been received by the Company. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

     Holders of our Ordinary Shares are entitled to twenty-one (21) clear days notice of, and to vote at, the Annual General Meeting and any adjournment thereof. Only ADR holders of record at the close of business on April 13, 2004 are entitled to notice of, to attend and to have their vote counted at the Annual General Meeting and any adjournment thereof. ADR holders are not entitled to vote directly at the meeting; however, the ADR Depositary, The Bank of New York, is obligated to vote the shares it holds on behalf of the ADR holders in accordance with their instructions. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York (in the accompanying envelope). IN ORDER FOR YOUR PROXY INSTRUCTIONS TO BE VALID, THEY MUST BE RECEIVED BY THE BANK OF NEW YORK ON OR BEFORE JULY 28, 2004. A copy of our Annual Report to Shareholders for the year ended December 31, 2003, which contains audited consolidated financial statements and other information, accompanies this Notice and the enclosed Proxy Statement. All ADR holders are cordially invited to attend the meeting.


By Order of the Board of Directors


/s/R.W. Green

Ronald W. Green
Secretary

April 20, 2004

                           BERKELEY TECHNOLOGY LIMITED
                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------
                        ABOUT THE ANNUAL GENERAL MEETING


General

     This Proxy Statement and the accompanying proxy card are being mailed to ADR holders of Berkeley Technology Limited (the "Company" and, together with its subsidiaries, the "Group") on or about April 20, 2004, in connection with the solicitation of proxies by our Board of Directors for use at the Annual General Meeting of Shareholders to be held on August 4, 2004 (the "Meeting"), or at any adjournments thereof. The Meeting will be held at 9:00 a.m. local time, at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands.

Proxies

     The proxy card accompanying this Proxy Statement, which instructs The Bank of New York as ADR Depositary (the "ADR Depositary"), is solicited by our Board of Directors. ADRs represented by properly executed proxies received by the ADR Depositary in time for the Meeting will be voted in accordance with the choices specified in the proxies. Any ADR holder giving a proxy has the power to revoke it prior to its exercise by giving notice of revocation to the ADR Depositary in writing, or by executing and delivering to the ADR Depositary a later dated proxy. However, such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Proxy instructions, amendments or revocations must therefore be received by the ADR Depositary on or before July 28, 2004.

Solicitation

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials used in the solicitation of proxies will be borne by us. In addition to soliciting by mail, our directors, officers and employees, without receiving any additional compensation, may solicit proxies personally, by telephone or facsimile. Except as described above, we do not presently intend to solicit proxies other than by mail.

     Also enclosed herewith is a copy of our Annual Report to Shareholders for the year ended December 31, 2003.

Voting and Quorum at the Annual General Meeting

     Holders of ADRs should complete and return the enclosed proxy card in accordance with the terms provided thereon not later than the close of business on July 28, 2004. The close of business on April 13, 2004 has been fixed as the record date for the determination of the holders entitled to give instructions of voting rights at the Meeting and any adjournment thereof. Under the depositary agreement between us and the ADR Depositary, the ADR Depositary shall not vote or attempt to exercise the right to vote that attaches to the Ordinary Shares other than in accordance with such instructions.

     Two shareholders present in person or by proxy and entitled to vote shall be a quorum for all purposes. If a quorum is present, directors are elected and all other matters are decided upon by a show of hands, unless before or upon the declaration of the results, a poll is demanded by the Chairman of the Meeting or by at least three shareholders or by one or more shareholders representing not less than one-tenth of the total voting rights of shareholders. If a poll is taken, every shareholder who is present in person by representative or proxy shall have one vote for every share of which he or she is the holder. Cumulative voting in the election of directors is not permitted.

     The Company does not have a policy with regard to members of the Board of Directors attending Annual General Meetings. One Board member attended the prior year's Annual General Meeting.

     Proposals 1 to 3 which are described below are ordinary resolutions. Any other resolutions presented at the meeting would be special resolutions. The approval of an ordinary resolution requires the affirmative vote of a majority of the votes cast at the Meeting. The approval of a special resolution requires an affirmative vote of at least two-thirds of the votes cast at the Meeting. Accordingly, abstentions and broker non-votes will have no effect on any resolution voted on at the Meeting.

     As of February 27, 2004, there were 64,439,073 Ordinary Shares outstanding and 1,395,399 ADRs outstanding, representing 13,953,990 of those Ordinary Shares or 21.7% of the Company's total outstanding shares. Each Ordinary Share carries one vote in a poll. Each ADR carries ten votes indirectly through each Ordinary Share held by the ADR Depositary on the ADR holder's behalf.

     For the purposes of this Proxy Statement, the term "vote" shall refer to either a vote by a holder of Ordinary Shares or instructions to the ADR Depositary by a holder of ADRs.

          PROPOSAL 1 - REPORT OF THE DIRECTORS AND FINANCIAL STATEMENTS

     To receive the report of the directors and the financial statements for the year ended December 31, 2003, together with the report of the independent auditors thereon.

     Our Articles of Association provide that each year the above shall be presented before a General Meeting of Shareholders. The Board of Directors recommends a vote for the acceptance of the report of the directors and financial statements for the year ended December 31, 2003, together with the report of the independent auditors thereon.

                        PROPOSAL 2 - ELECTION OF DIRECTOR

     To re-elect a director, The Viscount Trenchard, who is retiring by rotation.

     Our Articles of Association provide that at each Annual General Meeting, one-third (or the number nearest to but not exceeding one-third) of the directors other than Arthur I. Trueger, who, as he is also our managing director, does not retire by rotation nor is counted in calculating the number of directors to retire by rotation, shall retire from office by rotation. Under our Articles of Association, there shall be no less than three directors. The directors (other than Mr. Trueger) are elected to hold office until they are subject to retirement by rotation. The Viscount Trenchard, the nominated director for 2004, has informed us that he is willing to serve as a director. No person other than a director retiring at the meeting shall, unless recommended by our Board of Directors, be eligible for election to the office of director at any Annual General Meeting unless not less than seven, nor more than twenty-eight (28) days, before the date appointed for the meeting, a notice in writing signed by a shareholder, and a notice in writing signed by that person of his willingness to be elected, has been left at our registered office in Jersey.

     Our Board of Directors may appoint any person to be a director, either to fill a casual vacancy or as an additional director. Any director so appointed shall hold office only until the next Annual General Meeting and shall then be eligible for re-appointment, but shall not be taken into account in determining the directors who are to retire by rotation at such meeting.

     The following director, already being a member of our Board of Directors and eligible for re-election, retires by rotation and is nominated for re-election at this Annual General Meeting.

The Viscount         Lord Trenchard, age 53, has been a  non-executive  director
Trenchard            since  August 1999.  He is a Senior  Adviser to  Prudential
                     Financial,  Inc., Joint  Chairman  of  The  Japan  Society,
                     Chairman of Endsleigh Fishing Club Limited, Chairman of The
                     Dejima  Fund  Limited  and an  adviser to Westhall  Capital
                     Limited.  He  was a  director  of  Robert Fleming  and  Co.
                     Limited, or one of its
                     principal subsidiaries, from 1996 to 2000, where he was also head of Japanese Investment Banking. Previously, he was a director of Kleinwort Benson Limited from 1986 to 1996, whose Tokyo office he managed for many years. Lord
                     Trenchard is a member of the Audit and Business Development
                     Committees.

     Subject to re-election, The Viscount Trenchard will be required to retire by rotation again at the Annual General Meeting in 2008, provided that no additional directors are appointed, or existing directors resign, before that time.

     The Board of Directors recommends a vote FOR the re-election of The Viscount Trenchard as a director.

                PROPOSAL 3 - APPOINTMENT OF INDEPENDENT AUDITORS

     To re-appoint BDO Stoy Hayward, LLP and BDO Seidman, LLP as our independent auditors for the year ending December 31, 2004 and to authorize the directors to fix their remuneration.

     We expect that representatives of BDO Stoy Hayward, LLP will be present at the Annual General Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions. BDO Stoy Hayward, LLP (formerly BDO International) and BDO Seidman, LLP were appointed as our auditors in July 2002.

     The Board of Directors recommends a vote FOR the proposal to re-appoint BDO Stoy Hayward, LLP and BDO Seidman, LLP as our independent auditors for the year ending December 31, 2004.


                        BOARD OF DIRECTORS AND COMMITTEES

     Biographical information about each director continuing in office is provided below:




Arthur I. Trueger    Mr.  Trueger,  age  55,  is  the founder  and  a  principal
Executive Chairman   shareholder of Berkeley  Technology Limited.  He has worked for us for more than 27 years and holds A.B., M.A. and J.D.
                     degrees from the University of California.

Director continuing in office for a term expiring in 2005:

Victor A. Hebert Mr. Hebert, age 66, has been a non-executive director since Deputy Chairman the Company's incorporation in January 1985 and Deputy
                     Chairman  since February 1996. He is a senior member of the law  firm  Heller, Ehrman,  White  &  McAuliffe  LLP in San
                     Francisco, California,  having  joined the firm in 1962. He also serves as a director and  Secretary  to  California  &
                     Washington   Co.,  and  as Secretary  to  Nextest   Systems
                     Corporation.  Mr.  Hebert is a member  of the  Compensation
                     Committee.

Directors continuing in office for terms expiring between 2006 - 2007:

Harold E. Hughes Jr. Mr. Hughes, age 58, has been a non-executive director since
                     January 1987. Previously, he was Chairman of Pandesic Company, an eCommerce software supplier owned jointly by Intel Corporation and SAP, from 1997 to 2000. Prior to
                     Pandesic, he was employed by Intel Corporation for 23 years, during which time he held a number of positions in financial and operational management. Mr. Hughes is a member of the Audit, Business Development and Compensation Committees.

John Clennett        Mr. Clennett,  age 80,  has been a  non-executive  director since the Company's incorporation in January 1985. He was a
                     director  of  Ashburton  Replica   Portfolio   Limited  and
                     Ashburton Money Market Funds Limited until June 2003. He was a director of Ansbacher (Jersey) Limited until 2000. He is a member of the Institute of Chartered Accountants in England and Wales and of the Chartered Institute of Management Accountants. Prior to his retirement in 1983, he was Treasurer of the States of Jersey. Mr. Clennett is a member of the Audit Committee.

     One of the above directors is required to retire in each of the years 2006 and 2007. These retirement dates assume that no additional directors are appointed, or existing directors resign, during the period. Retiring directors are eligible for re-election.

Meetings of the Board

     Our Board of Directors held six meetings during 2003. The Board has three committees: Audit, Compensation and Business Development. With the exception of the Business Development Committee, each of the Committees held meetings during 2003. Director attendance at all Board and committee meetings was 100% during 2003.

Committees of the Board

Audit Committee

Members: Harold E. Hughes, Jr. (Chairman), John Clennett, The Viscount Trenchard

     Our Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A (as amended and restated on August 3, 2003). The primary functions of the Audit Committee
are  to  assist   the  Board  of   Directors   in   fulfilling   its   oversight
responsibilities by reviewing the adequacy of (i) the financial reporting process (including reviewing the selection, application and disclosure of critical accounting policies), (ii) financial information that will be provided to shareholders and others, (iii) the systems of internal financial controls that management and the Board have established, and (iv) our audit process and to consider issues raised by the independent auditors. In addition, the Audit Committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, our independent auditors. The Audit Committee is comprised of three independent directors. During 2003, the Audit Committee met four times.

Compensation Committee

Members:  Victor A. Hebert, Harold E. Hughes, Jr.

     The Compensation Committee approves all elements of compensation for the Executive Chairman, including bonuses, other than grants of share options. The Compensation Committee recommends all grants of share options for the Executive Chairman, executive officers and employees to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. During 2003, the Compensation Committee met once.

Business Development Committee

Members:  Harold E. Hughes, Jr., The Viscount Trenchard

     The Business Development Committee was established on March 31, 2001 for the purpose of dealing generally with all aspects of new business areas, including expanding existing business internationally. Formal committee meetings are not generally held, as individual committee members undertake specific responsibilities for areas of new business development. During 2003, the Business Development Committee did not hold any meetings.

Nomination Committee

     Due to the small size of the Board it is considered unnecessary for there to be a specific Nomination Committee and the whole Board acts in this capacity as and when required. The Board of Directors comprises five members, four of whom are non-executive directors. The non-executive directors are also all independent as defined by the New York Stock Exchange listing standards.

     The Board of Directors meets quarterly and any nominations arising would normally be considered at those quarterly meetings. There is no written charter for the Board in relation to nominations and one is not considered necessary due to the infrequency of new Board appointments. If and when Board vacancies arise, the Board would consider applicants from a wide range of sources including recommendations from any existing director or officer. The Company may also use a third-party search firm depending upon the circumstances at the time of the vacancy. While there are no minimum qualifications as such for nominees, the Board would look for candidates with appropriate experience and background relative to the requirements of the Company at the time of the nomination. The Board does not accept unsolicited shareholder recommendations due to the small size of the Board, which is considered appropriate for the Company, and the infrequency of new Board appointments.

     There are currently no Board vacancies, nor were there any during 2003. No nominations for director were received for consideration during 2003 or 2004 to date.


                             DIRECTORS' COMPENSATION

Annual Compensation

     Each director receives a base annual fee of $3,750, except for the Executive Chairman who, effective June 30, 2001, no longer receives this fee. The Deputy Chairman receives an additional annual fee of $5,000. Each director on the Audit Committee and Compensation Committee receives an additional annual fee of $3,750, and each director on the Business Development Committee receives an additional annual fee of $5,000. John Clennett and Lord Trenchard receive an additional annual fee of $6,250 and $10,000, respectively, for administrative duties performed for the Company in Jersey.

Share Option Plan

     Under The London Pacific Group 1990 Employee Share Option Trust, a non-executive director may be granted options to purchase our Ordinary Shares, generally at an option exercise price equal to the market value of the Ordinary Shares as of the date of the grant. Options expire seven or ten years from the date of grant. Under this plan, no options were granted to non-executive directors during 2003.

     The Executive Chairman makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust in relation to such grants to the non-executive directors.


               LEGAL PROCEEDINGS INVOLVING OFFICERS AND DIRECTORS

     No material legal proceedings have been made against any of our executive officers or directors with respect to their duties to the Company.

             INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL
                 SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to beneficial ownership of Ordinary Shares as of February 27, 2004 for each person who is known by us to own beneficially more than 5% of the Ordinary Shares (including Ordinary Shares underlying ADRs), for directors and executive officers named in the Summary Compensation Table on page 8 of this Proxy Statement, and for all directors and executive officers as a group.

                                                           Amount and Nature of Ownership (1)
                                       ---------------------------------------------------------------------------
                                                      Options Exercisable
                                        Number of      Within 60 Days of      Total Shares         Percent of
                                         Ordinary      February 27, 2004      Beneficially        Outstanding
                Name                   Shares Owned           (2)                 Owned         Ordinary Shares
------------------------------------------------------------------------------------------------------------------

Arthur I. Trueger                       19,260,693          3,000,000          22,260,693               34.5%
650 California Street, Suite 2800
San Francisco, California 94108
------------------------------------------------------------------------------------------------------------------
The London Pacific Group
1990 Employee Share
Option Trust (2) (3)                    13,247,181                  -          13,247,181               20.6%
Whiteley Chambers, Don Street
St. Helier, Jersey JE4 9WG
Channel Islands
------------------------------------------------------------------------------------------------------------------
Victor A. Hebert (4)                        45,000             40,000              85,000                   *
------------------------------------------------------------------------------------------------------------------
John Clennett                                5,450             20,000              25,450                   *
------------------------------------------------------------------------------------------------------------------
Harold E. Hughes, Jr.                            -             60,000              60,000                   *
------------------------------------------------------------------------------------------------------------------
The Viscount Trenchard                           -             40,000              40,000                   *
------------------------------------------------------------------------------------------------------------------
Ian K. Whitehead                               400          1,359,000           1,359,400                2.1%
------------------------------------------------------------------------------------------------------------------
All directors and executive
  officers as a group (2)               19,311,543          4,519,000          23,830,543               37.0%
------------------------------------------------------------------------------------------------------------------

* Amounts represent less than one percent.

(1)  Except as described in footnote (4) below, each director and executive officer has sole voting and investment power with respect to his shares.

(2)  The shares underlying the 4,519,000 options exercisable are also included in the 13,247,181 shares held by The London Pacific
     Group 1990 Employee Share Option Trust.

(3)  The Trustees of The London Pacific Group 1990 Employee Share Option Trust are entitled to notice of, and to vote at the
     Meeting, with each share entitling them to one vote.  The Trust has waived its entitlement to dividends on any shares held.
     Victor A. Hebert, Deputy Chairman and a non-executive director, is one of the four trustees of the Trust.

(4)  The number of Ordinary Shares owned by Mr. Hebert includes 40,000 shares held in a pension and profit sharing trust for the benefit of Mr. Hebert over which he has shared voting and investment power.  The total number of shares beneficially owned by Mr. Hebert does not include any shares owned by The London Pacific Group 1990 Employee Share Option Trust, of which
     Mr. Hebert is one of the four trustees, and as to which shares Mr. Hebert disclaims any beneficial interest, except for his options covering 40,000 shares.

                            EQUITY COMPENSATION PLANS

     The following table is a summary of selected information for our equity compensation plans as of December 31, 2003.

                                                                                                  Number of Shares
                                          Number of Shares to         Weighted-Average     Remaining Available for
                                      be Issued Upon Exercise        Exercise Price of       Future Issuance Under
                                      of Outstanding Options,     Outstanding Options,         Equity Compensation
                                          Warrants and Rights      Warrants and Rights                       Plans
-------------------------------------------------------------------------------------------------------------------

Equity compensation plans
  approved by shareholders (1)                      8,945,000(3)                 $3.10                          (3)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
  approved by shareholders (2)                        388,100(3)                  3.73                          (3)
-------------------------------------------------------------------------------------------------------------------
Total                                               9,333,100                    $3.13
-------------------------------------------------------------------------------------------------------------------

(1)  Relates to The London Pacific Group 1990 Employee Share Option Trust.

(2)  Relates to the Agent Loyalty Opportunity Trust which provides for the granting of stock appreciation rights on the Company's
     Ordinary Shares to London Pacific Life & Annuity Company's ("LPLA") insurance agents.  Given that LPLA is under the administrative supervision of the North Carolina Department of Insurance and is no longer selling policies, the status of these awards is unclear.

(3)  Our equity compensation plans do not contain a limit on the number of options that may be granted to employees.  However, the plans do not allow for the issuance of previously authorized and unissued shares to meet the obligations of the plans upon an employee option exercise.  When an option is granted, the trust that administers the plan borrows funds from us or one of our subsidiaries and uses those funds to purchase the number of shares underlying the option grant.  The maximum loan allowed in any given year is equal to 5% of the Group's consolidated net assets as of the end of the previous fiscal year.

                             EXECUTIVE COMPENSATION

     Our executive officers receive annual salaries and are also eligible for an annual bonus. Mr. Trueger and Mr. Whitehead currently receive salaries of $300,000 and (pound)150,000 (approximately $280,500), respectively. Mr. Whitehead has agreed to waive (pound)350,000 (approximately $654,500) out of his base salary of (pound)500,000 (approximately $935,000) until he gives further notice. The amount of any annual bonus award to the Executive Chairman is determined by the Compensation Committee of the Board of Directors based on the performance of the Company and its subsidiaries. The amount of any annual bonus award to the Chief Financial Officer is determined by the Executive Chairman.

     The following table sets forth the cash and non-cash compensation paid to our Executive Chairman and Chief Financial Officer for the last three fiscal years. We have no executive officers other than Mr. Trueger and Mr. Whitehead.

                           Summary Compensation Table


                                                                                        Long-Term
                                            Annual  Compensation                       Compensation
                        ---------------------------------------------------------    ---------------
                                                                                        Securities
   Name and Principal                                              Other Annual         Underlying          All Other
        Position           Year         Salary       Bonus       Compensation (1)        Options         Compensation (2)
                                          $            $                $                   #                   $
----------------------------------------------------------------------------------    ---------------    -----------------

Arthur I. Trueger          2003         300,000             0                0                  0                    0
Executive Chairman         2002         537,500             0            9,010                  0                    0
                           2001         950,000     6,000,000           20,305          2,000,000                    0
--------------------------------------------------------------------------------------------------------------------------
Ian K. Whitehead           2003         229,975             0                0                  0               40,676
Chief Financial            2002         297,035             0                0          1,000,000              143,000
   Officer                 2001         699,892             0                0            200,000               96,668
--------------------------------------------------------------------------------------------------------------------------

(1)  Amounts include directors fees and life insurance.

(2)  Amounts represent realized appreciation in the Group's deferred compensation plan and pension plan contributions.
     The amounts for 2003 and 2002 relate to pension plan contributions only.

Employment Agreement with the Chief Financial Officer

     Mr. Whitehead joined us in September 1990 as Chief Financial Officer. His employment is terminable either by the Company on twelve (12) months written notice or by Mr. Whitehead on six (6) months written notice.

     The base salary of the Chief Financial Officer is reviewed annually by the Executive Chairman who takes into account the performance of the Group and the contribution made by the Chief Financial Officer to the Group during the previous twelve months. Bonus awards are also determined by the Executive Chairman.

     The number of share options held by the Chief Financial Officer is reviewed annually by the Executive Chairman. Additional share option grants to the Chief Financial Officer are recommended by the Executive Chairman, at his discretion, to the Compensation Committee, which makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust.

Pension Plan

     The Group has a defined contribution plan for the Chief Financial Officer. This plan was established in 2000, with $40,676 contributed during the year ended December 31, 2003.

Share Option Grants and Exercises

     Share options may be granted to the Executive Chairman under The London Pacific Group 1990 Employee Share Option Trust. The Compensation Committee of the Board of Directors considers the responsibilities and performance of the Executive Chairman and the performance of the Group when determining the number of options to be recommended to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. The Trust may grant share options to other officers and employees, following recommendations from the Executive Chairman to the Compensation Committee, which, if concurring, makes recommendations to the trustees of the Trust. The objectives of this plan include retaining the best personnel and providing for additional performance incentives.

     Grants to the Executive Chairman are fully vested on the date of grant and expire seven or ten years from the date of the grant.

     Grants to the Chief Financial Officer and other employees are exercisable generally in four equal installments beginning one year from the date of the grant, subject to employment continuation, and expire seven or ten years from the date of the grant.

     There were no share option grants made in 2003 to the executive officers named in the Summary Compensation Table. During the year ended December 31, 2003, 850,000 share options expired in respect of the Chief Financial Officer.

     There were no option exercises during 2003 under The London Pacific Group 1990 Employee Share Option Trust by the named executive officers. The value of the share options held by them as of December 31, 2003 is shown in the following table.

                         December 31, 2003 Option Values

                                                                        Number of                  Value of
                                                                  Securities Underlying      Unexercised In-the-
                                                                  Unexercised Options as     Money Options as of
                                                                   of December 31, 2003     December 31, 2003 (1)
                            Shares Acquired                            Exercisable/              Exercisable/
          Name                On Exercise      Value Realized        Unexercisable             Unexercisable
                                   #                  $                     #                         $
-------------------------------------------------------------------------------------------------------------------

Arthur I. Trueger                       0                 0               3,000,000 / 0                    0 / 0
-------------------------------------------------------------------------------------------------------------------
Ian K. Whitehead                        0                 0         1,359,000 / 525,000                    0 / 0
-------------------------------------------------------------------------------------------------------------------

(1)  Based on the closing price of our Ordinary Shares on December 31, 2003 ((pound)0.14 at an exchange rate of 1.79).


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Company's Compensation Committee of the Board of Directors (the "Committee") is comprised of two non-executive directors, Victor A. Hebert and Harold E. Hughes, Jr., and is responsible for approving and reporting to our Board of Directors the compensation of our Executive Chairman, including base salary and bonus. The Compensation Committee is also responsible for recommending share option grants for our Executive Chairman, our Chief Financial Officer and our other employees to the Trustees of The London Pacific Group 1990 Employee Share Option Trust, and for reviewing our general compensation strategy.

Compensation Philosophy and Objectives

     It is the philosophy of the Committee and the Company's management that in order to meet our goal of increasing long-term shareholder value, we must develop and maintain a compensation program that

(i) attracts, motivates and retains qualified executives and (ii) aligns the financial rewards of our management with those of our shareholders.

     Compensation for our executive officers includes salary and generally an annual bonus award. All executive officers hold share options, but share options are not necessarily granted every year. In establishing the level of compensation for each executive officer, the Committee (in the case of the Executive Chairman) and/or the Executive Chairman (in the case of the Chief Financial Officer) consider many factors, with the primary factor being the Group's operating performance and financial position. Other factors include the executive officer's contribution to the advancement of the Group's operating performance and financial position, strategic accomplishments such as the development of new customers or new services and products, the development of the Group's senior management team and the executive officer's seniority. The Committee also takes into consideration the compensation levels of senior executives of comparably sized, publicly held, diversified financial services companies.

     The Committee believes that the best interests of shareholders and executives will be clearly aligned by providing executives and employees an opportunity to increase their ownership in the Company. The Committee reviews the recommendations made by management for the award of share option grants to executives and employees and if, concurring, the Committee then recommends all grants of share options for executive officers and employees to the Trustees of the London Pacific Group 1990 Employee Share Option Trust.

Compensation for the Executive Chairman

     The base salary for the Executive Chairman is reviewed annually. The Executive Chairman is also eligible for an annual bonus award, which may be paid in either cash or shares of listed equity securities held by the Group.

     As set forth under the "Summary Compensation Table" above, the Executive Chairman received total compensation of $300,000 in 2003, as a base salary.
During 2003, the Executive Chairman was not granted any options to purchase Ordinary Shares. This compensation was based upon the Committee's qualitative analysis of the criteria set forth above in the second paragraph under the heading "Compensation Philosophy and Objectives."


                             COMPENSATION COMMITTEE
                                Victor A. Hebert
                              Harold E. Hughes, Jr.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing the financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are neither professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to them and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with generally accepted accounting principles.

     The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended December 31, 2003 with the Company's management and with the Company's independent auditors, BDO Stoy Hayward, LLP and BDO Seidman, LLP. The Audit Committee discussed with BDO Stoy Hayward, LLP and BDO
Seidman, LLP the matters required to be discussed by Statement of Auditing Standards No.

61, "Communication with Audit Committees." The Audit Committee received the written disclosures and the letter from BDO Stoy Hayward, LLP and BDO Seidman, LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with BDO Stoy Hayward, LLP and BDO Seidman, LLP its independence. The Audit Committee considered and believes that the performance of services related to "Tax Fees" and "All Other Fees" is compatible with maintaining the independence of BDO Stoy Hayward, LLP and BDO Seidman, LLP.

     On June 19, 2002, PricewaterhouseCoopers notified the Company of its resignation as auditors for the Company and its subsidiaries and associated entities. PricewaterhouseCoopers had served as the Company's auditors since its inception as a public company in 1985. Subsequent to their audit of the Company's financial statements for 2001, PricewaterhouseCoopers was approved as the Company's auditors for 2002 at the Annual General Meeting of shareholders on May 7, 2002.

     The reports of PricewaterhouseCoopers on the Company's financial statements for the two years ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit for the year ended December 31, 2001, and the review of the Company's unaudited interim financial statements for the quarter ended March 31, 2002, there were no disagreements between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their report on the financial statements for such periods, except that there were disagreements between the Company's management and the representatives of PricewaterhouseCoopers with respect to the nature, extent and categorization of the impairment reviews and fair value evaluations of portfolio securities in accordance with Statement of Financial Accounting Standard No. 115 ("SFAS 115"), "Accounting for Certain Investments in Debt and Equity Securities." These disagreements on the application of SFAS 115 were subsequently resolved to the satisfaction of PricewaterhouseCoopers.

     PricewaterhouseCoopers and the Audit Committee discussed the foregoing. The Company authorized PricewaterhouseCoopers to respond fully to the inquiries of the successor auditors concerning the subject matter of the foregoing.

     In connection with the audit for the year ended December 31, 2001, and through June 19, 2002, there were no "reportable events" as defined within Regulation S-K Item 304(a)1(v)(A), except that, in connection with its audit of the Company's financial statements for the year ended December 31, 2001 and its review of the Company's unaudited interim financial statements for the quarter ended March 31, 2002, PricewaterhouseCoopers recommended that steps be taken to establish an internal audit function, improve the production of timely and reliable financial reports in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), and to strengthen the corporate governance structure.

     In response to these recommendations, all members of the Audit Committee now participate in all Audit Committee meetings. The loss of control of the U.S. life insurance subsidiary in August 2002 reduced the size and complexity of the Group considerably. After discussion with the new auditors, the Audit Committee felt that the appointment of an internal auditor was not necessary and that the U.S. GAAP expertise within the Company, supported by outside consultants when deemed necessary, is sufficient.

     Following a recommendation by the Audit Committee, BDO International and BDO Seidman, LLP were appointed as the Company's auditors by the Board of Directors with effect from July 31, 2002.

     BDO International transferred their business from a partnership to a limited liability partnership ("LLP") with effect from January 1, 2004. All non-U.S. audit services are now provided by BDO Stoy Hayward, LLP, who were re-appointed as the Company's auditors on January 28, 2004.

     For the years ended December 31, 2003 and 2002, PricewaterhouseCoopers billed or will bill the Company for the following fees:

                                                2003                      2002
         Audit Fees                          $38,306                  $173,035
         Audit-Related Fees                       $0                        $0
         Tax Fees                             $2,983                   $62,364
         All Other Fees                           $0                    $8,940

     For the years ended December 31, 2003 and 2002, BDO Stoy Hayward, LLP, BDO International and BDO Seidman, LLP billed or will bill the Company for the following fees:

                                                2003                      2002
         Audit Fees                         $197,820(1)               $471,597
         Audit-Related Fees                       $0                        $0
         Tax Fees                            $35,448                    $2,000
         All Other Fees                      $17,431                   $27,305

(1)  Estimated.

     Based on the Audit Committee's review and discussions above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

     Effective August 3, 2003, the Audit Committee is required to pre-approve all audit and permissible non-audit related fees incurred with the Company's independent auditors. Fiscal 2003 was a transition year for this new requirement. Tax Fees and All Other Fees for 2003 and 2002 were incurred prior to the effective date of the new requirement and were not pre-approved by the Audit Committee. With the exception of the third quarter 2003 review, all new projects authorized after the effective date of this requirement were approved in advance by the Audit Committee. The Audit Committee has not adopted any additional pre-approval policies and procedures, but consistent with its charter, which is set forth in Appendix A, it may do so in the future.

     The Audit Committee has considered and concluded that the provision of the non-audit services in the table above is compatible with maintaining the independence of BDO Stoy Hayward, LLP and BDO Seidman, LLP.


                                 AUDIT COMMITTEE
                        Harold E. Hughes, Jr. (Chairman)
                                  John Clennett
                             The Viscount Trenchard

                                SHARE PERFORMANCE

     The graph presented below compares the yearly change in the Company's cumulative total return on ADRs for the five years ended December 31, 2003, with the cumulative total returns of the S&P 500 Index and the S&P Insurance Index. The comparison assumes $100 was invested on December 31, 1998 in each of the Company ADRs, the stocks included in the S&P 500 Index, and the stocks included in the S&P Insurance Index. It also assumes reinvestment of all dividends.

                 Comparison of Five-Year Cumulative Total Return


[GRAPH]




                                    ----------------------------------------------------------------------
                                       1998        1999        2000        2001        2002        2003
----------------------------------------------------------------------------------------------------------
Berkeley Technology Limited          $  100.00   $  293.96   $  254.50   $  137.62   $    1.74   $    8.69
----------------------------------------------------------------------------------------------------------
S&P 500 Index                        $  100.00   $  119.53   $  107.41   $   93.40   $   71.57   $   90.46
----------------------------------------------------------------------------------------------------------
S&P Insurance Index                  $  100.00   $  106.20   $  141.72   $  122.91   $   96.40   $  115.10
----------------------------------------------------------------------------------------------------------


            OTHER INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Related Transactions

     We paid legal fees of approximately $76,000 during 2003 to a law firm of which one of our directors, Victor A. Hebert, is a member.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee during 2003 were Victor A. Hebert and Harold E. Hughes, Jr., neither of whom have ever been an executive officer or employee of the Group.

     Victor A. Hebert is a senior member of the law firm Heller, Ehrman, White & McAuliffe LLP in San Francisco, California. We retain this law firm from time to time as legal counsel on various matters.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and related regulations require our directors, executive officers, and anyone holding more than 10% of the Company's Ordinary Shares to report their initial ownership of the Company's Ordinary Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC"). We are required to disclose in this Proxy Statement the failure of any reporting person to file these reports when due. To our knowledge, based solely on our review of copies of such reports received by us, we believe that during 2003, all reporting persons of the Company satisfied these filing requirements.

                                 CODE OF ETHICS

     On November 12, 2003, the Board of Directors adopted a Code of Ethics (the "Code") applicable to the Company's Chief Executive Officer, Chief Financial Officer, Controller, all other officers of the Company, or any other person serving in an equivalent position. This Code embodies our commitment to conduct business in accordance with the highest ethical standards and applicable laws, rules and regulations. The Code was filed as Exhibit 14.1 to our Form 10-K for the year ended December 31, 2003, filed with the SEC on March 10, 2004.


                                  OTHER MATTERS

     We know of no other matters to be presented at the Annual General Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the Meeting, the persons named as proxies will have discretionary authority to vote the shares underlying the ADRs represented by the accompanying proxy in accordance with their own judgment.


                             ADDITIONAL INFORMATION

Communications with the Board

     Security holders may send communications to the Board, or any member of it, care of the Secretary at the Group's head office in Jersey. Any appropriate delivery instructions clearly marked on the face of the communication or its envelope will be adhered to. Due to the high volume of unsolicited, inconsequential mail currently received, communications to the Board or any member of the Board, without such specific delivery instructions, will be dealt with at the discretion of the Company's Secretary, and if necessary, in conjunction with the Company's Executive Chairman.

Shareholder Proposals for 2005 Annual General Meeting

     ADR holders are entitled to present proposals for action at a forthcoming meeting of shareholders if they comply with the requirements of the SEC's proxy rules. Any proposals intended to be presented at the 2005 Annual General Meeting of Shareholders of Berkeley Technology Limited must be received at our registered office in Jersey, Channel Islands on or before December 21, 2004 in order to be considered for inclusion in our proxy materials relating to such meeting.

Availability of Annual Report on Form 10-K

     A copy of our Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC, will be furnished without charge to ADR holders upon receipt by us of a request addressed to:

                       Ronald W. Green, Secretary
                       Berkeley Technology Limited
                       Minden House, 6 Minden Place
                       St. Helier, Jersey JE2 4WQ
                       Channel Islands

     The enclosed form of proxy has been prepared at the direction of the Company, of which you are an ADR holder, and is sent to you at the request of our Board of Directors.


BERKELEY TECHNOLOGY Limited
By Order of the Board of Directors


/s/R.W. Green

Ronald W. Green
Secretary


St. Helier
Jersey, Channel Islands

April 20, 2004

                                   APPENDIX A

                              Amended and Restated
                             AUDIT COMMITTEE CHARTER
                      Adopted by the Board of Directors of
                           Berkeley Technology Limited
                       Amended and Restated August 3, 2003


Composition:

     The Audit Committee shall be composed of three or more directors, as determined by the Board of Directors, each of whom shall meet the independence and financial literacy requirements of the Securities Exchange Commission (SEC), and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and such other attributes necessary to satisfy the "audit committee financial expert" requirements established by the SEC's final rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the Act).

     In determining if each member of the Audit Committee satisfies the minimum standards for being considered "independent" under the Final Rules, no such member (or the member's family, law firm, accounting firm, consulting firm, investment banking firm or financial advisory firm) shall (x) accept or receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees for Board or Board committee service, or (y) be an affiliated person of the Company or any of its subsidiaries, other than in the capacity of a Director of the Company.

     Unless a chairperson is designated by the Board of Directors, the members of the Audit Committee may appoint their own chairperson by majority vote.

Responsibilities:

1.   Select,  nominate,  appoint,  retain  (or  terminate)  and  compensate  the
     Company's independent auditors; directly evaluate and oversee the performance of the independent auditors and, if so determined by the Audit Committee, replace the independent auditors, it being acknowledged that the independent auditors are ultimately accountable to the shareholders of the Company. In addition, the Audit Committee shall review the range and cost of audit and non-audit services performed by the independent auditors; approve in advance the engagement of the independent accounting firm for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement. The Audit Committee shall meet as often as is necessary, holding such regular or special meetings as may be called by the Chairman of the Audit Committee, or at the request of the independent auditors. The Audit Committee shall ensure that the independent auditors report directly to the Audit Committee, not management

2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditors submit to the Audit Committee regarding the auditors' independence in accordance with the Act, the Final Rules, and Independence Standards Board Standard No. 1, discuss such reports with the auditors and, if so determined by the Audit Committee in response to such reports, take appropriate action to address issues raised by such evaluation, and ensure the rotation of the lead audit partner having primary responsibility for the audit, as required by law.

3. Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as it may be amended, modified or supplemented, and in particular, describing all relationships between the independent auditors and the Company, and discuss with the independent auditors any relationships or services that may impact their objectivity or independence; and confer with the independent auditors and management concerning the scope of the independent auditors' examination of the books and records of the Company and its subsidiaries; direct the attention of the independent auditors to specific matters or areas deemed by the Audit Committee to be of special significance; and authorize the independent auditors to perform supplemental reviews or audits as the Audit Committee may deem necessary, appropriate or desirable.

4. Instruct management and the independent auditors that the Audit Committee expects to be informed if there are any subjects that require special attention or if they perceive any significant weaknesses in the Company's information and reporting systems, as well as significant risks, exposures, complex or unusual transactions, audit activities and audit findings; review with the independent auditors any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to requested or required information and any significant disagreement among management and the independent auditors in connection with the preparation of financial statements.

5. Meet with management and the independent auditors to discuss the annual financial statements and the report and opinion of the independent auditors thereon, and to discuss significant issues encountered in the course of the audit work, including significant changes in accounting principles or the application therein, restrictions on the scope of activities, access to required information and adequacy of internal financial controls; discuss with management all Section 302 and Section 906 certifications required by the Act, and reviews management's report on internal controls and the independent auditor's attestation on management's assertions as required by
     Section 404 of the Act.

6. Review the management letter delivered by the independent auditors in connection with the audit, earnings press releases, including pro forma or adjusted non-GAAP information, and other financial information or earnings guidance given to analysts and rating agencies.

7. Meet quarterly with management and the independent auditors to review interim financial statements, and to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the Chairman of the Audit Committee.

8. Meet at least once each year in separate executive sessions with management and the independent auditors to discuss matters that any of them or the Audit Committee believes could significantly affect the financial statements and should be discussed privately; discuss alternative treatments of financial information within generally accepted accounting principles that the independent auditors have discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors, as well as regulatory and accounting initiatives, off-balance sheet structure on the financial statements of the Company. In addition, the Audit Committee shall perform an annual self-evaluation.

9. Have such meetings with management and the independent auditors as the Audit Committee deems necessary, appropriate or desirable to discuss significant financial risk exposures facing the Company and management's plans for monitoring and controlling such exposures; and to obtain from the independent auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries; review and discuss with management the adequacy of the Company's internal controls and procedures for financial reporting.

10. Review significant changes to the Company's accounting principles and practices proposed by the independent auditors or management.

11. Conduct or authorize such inquiries into matters within the Audit Committee's scope of responsibility as the Audit Committee deems appropriate and as otherwise required by the Act and the Final Rules. The Audit Committee shall review all related party transactions on an ongoing basis and approve any related party transaction. The Audit Committee shall be empowered to retain independent counsel and other professional advisors, including counsel, as it deems necessary to carry out its duties and to assist in the conduct of any such inquiries. The Audit Committee shall also establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

12. Provide minutes of Audit Committee meetings to the Board of Directors, and report to the Board of Directors on any significant matters arising from the Audit Committee's work.

13. At least annually, review and reassess this charter, the Audit Committee's budget, staffing and independence, and, if appropriate, recommend proposed changes to the Board of Directors.

14. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

15. In the performance of its responsibilities, the Audit Committee is the representative of the shareholders. However, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

                          Berkeley Technology Limited
               Instructions to The Bank of New York, as Depositary
       (Must be received prior to the close of business on July 28, 2004)
     This proxy is solicited on behalf of the Company's Board of Directors.

     The undersigned registered holder of one or more American Depositary Receipts ("Receipts") of Berkeley Technology Limited (the "Company") hereby requests and instructs The Bank of New York, as Depositary, to vote or cause to be voted the number of shares represented by such Receipt(s) of the Company, registered in the name of the undersigned on the books of the Depositary as of the close of business April 13, 2004, at the Annual General Meeting of the Shareholders of the Company to be held on August 4, 2004, in respect of the resolutions specified on the reverse.

NOTES:

The Depositary shall not vote or attempt to exercise the right to vote that attaches to the shares or other Deposited Securities, other than in accordance with such instructions. If this form is not signed, dated and returned, the Depositary will not vote such shares.

To include any comments, please mark this box. /  /  BERKELEY TECHNOLOGY LIMITED
                                                     P.O. BOX 11230
                                                     NEW YORK, N.Y. 10203-0230




     Please complete and date this proxy on the reverse side and return it promptly in the accompanying envelope.

                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

Mark, Sign, Date and Return                            /X/
the Proxy Card Promptly                       Votes must be indicated
Using the Enclosed Envelope.                  (x) in Black or Blue ink.




                                                      FOR    AGAINST     ABSTAIN
Ordinary Business
1. To receive the report of the directors
and the financial statements for the year             /  /     /  /       /  /
ended December 31, 2003, together with the report of the independent auditors thereon.

2. To re-elect a director, The Viscount               /  /     /  /       /  /
Trenchard, who is retiring by rotation.

3. To re-appoint BDO Stoy Hayward, LLP and
BDO Seidman, LLP as independent auditors of           /  /     /  /       /  /
the Company for the year ending December 31, 2004 and to authorize the directors to fix their remuneration.

Other Business
4. To act on any other matters that may properly      /  /     /  /       /  /
come before the meeting.

The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting.
To date, no shareholder proposals have been received by the Company. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

To change your address, please mark this box.                 /  /

                                                            SCAN LINE

                    The Voting Instruction must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instruction must be executed by a duly authorized Officer or Attorney.


                    -----------     ---------------------     ------------------
                    Date            Share Owner sign here     Co-Owner sign here